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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     MAY 3, 1996
                                                 -------------------------------


                                  INTEVAC, INC.
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               (Exact name of registrant as specified in charter)


         CALIFORNIA                  0-26946                     94-3125814
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number               Identification No.)


         3550 BASSETT STREET, SANTA CLARA, CALIFORNIA                 95054
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (408) 986-9888
                                                    ----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)
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ITEM 5.           Other Events

                  As of May 3, 1996, Intevac, Inc. issued a press release announcing the acquisition of San Jose Technology Corp. The press release is attached hereto as Exhibit 7.1.

ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Businesses Acquired.  None.

         (b)      Pro Forma Financial Information.  None.

         (c) Exhibits. The following document is filed as an exhibit to the report:

                  (1)  Press Release dated May 3, 1996.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Intevac, Inc.
                                --------------------------------------------
                                                 (Registrant)


Date:  May 3, 1996              By/s/ CHARLES B. EDDY III
                                  ------------------------------------------
                                Name:    Charles B. Eddy III
                                Title:   Chief Financial Officer

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                                Index to Exhibits

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                                                                                                      Sequentially
Exhibit No.                                 Description of Document                               Numbered Page No.
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
7.1                                 Press Release, dated May 3, 1996.                                      5
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